                                                                   EXHIBIT 10.22


                          ASSIGNMENT OF PURCHASE ORDER
                              AND SECURITY INTEREST



         This ASSIGNMENT AGREEMENT is made and entered into as of the 1st day of January, 1996, between STAR VENDING, INC. d.b.a. Star Telecommunications Inc. ("Customer") and DSC Finance Corporation ("Assignee").

                                  WITNESSETH:

     WHEREAS, Customer has entered into a Supply Agreement dated the 14th day of September, 1995 (hereafter referred to as the "Supply Agreement"), with DSC Marketing Services, Inc. (hereafter referred to as the "Vendor"), whereby the Customer and Vendor have agreed to, among other things, the terms and conditions upon which the Customer is allowed to place orders to purchase certain telecommunications hardware and/or license certain telecommunications software from Vendor; and,

     WHEREAS, pursuant to the terms and conditions of the Supply Agreement, the Customer has placed with Vendor those orders which may be attached to this Agreement as Exhibits, which are hereby incorporated by reference. (The order or orders attached as Exhibits will hereinafter be collectively referred to as the "Order". The hardware and software so described in the Order shall hereinafter be collectively referred to as the "Equipment";) and,

     WHEREAS, assignee and Customer have entered into or propose to enter into an Equipment Lease (the "Lease"), pursuant to which Assignee proposes, subject to the terms and conditions of the Lease, to acquire the Equipment and lease and/or license it to Customer; and as a condition to entering into the Lease and in order to enable Assignee to acquire the equipment, it is necessary that this Assignment be executed;

     NOW THEREFORE, in consideration of the foregoing, Customer hereby sells, assigns and transfers to Assignee all of Customer's right, title, and interest in and to the Order including, without limitation, the right to take title to the Equipment and to be named as purchaser in any bills of sale or invoices to be delivered by Vendor, this Assignment being subject, however, to the following conditions;

     1. This Assignment shall not become effective with respect to the Equipment prior to the date upon which Customer executes and delivers to Assignee and Assignee accepts a Certificate of Acceptance of Equipment relating to any such item of Equipment in form satisfactory to Assignee.

     2. By accepting delivery of a signed copy of this Assignment, Assignee agrees that, notwithstanding this Assignment, at all times prior to the acceptance by Assignee of a Certificate of Acceptance of Equipment relating to the Equipment, Customer may continue to exercise, with respect to such item, all rights of the buyer under the Supply Agreement, and Vendor may continue to deal, with respect to such item of Equipment, solely with Customer for all of the purposes of the Supply Agreement in all respects as if this Assignment had not been executed.

STI Assignment of Purchase Order
Page 2 of 4

     3. The rights and obligations of Vendor and Customer under the Supply Agreement, except for the obligation of Customer to pay the purchase price of the Equipment to Vendor, shall remain in effect. Without limiting the generality of the foregoing, Vendor's warranty and support obligations under the Supply Agreement shall continue in full force and effect and Customer, as Lessee of the Equipment, shall be entitled to enforce such obligations directly against Vendor all in accordance with the provisions of the Supply Agreement. Customer agrees that Assignee has not and does not by virtue of this Assignment assume any of Customer's obligations or liabilities (other than to pay the purchase price of the Equipment to Vendor), and that Assignee shall not have any obligation or liability under the Supply Agreement (or to the Equipment) or be obligated to perform any of the obligations or duties of Customer thereunder or thereto, whether arising prior to or on or after the date of this Assignment, and Customer shall at all times remain obligated and liable to Vendor under the Supply Agreement as if this Assignment had not been executed.

     4. Customer agrees that at any time and from time to time, upon the written request of Assignee, Customer shall promptly and duly execute and deliver any and all such further instruments and documents, and take such further action as Assignee may request in order to obtain the full benefits of this Assignment.

     5. Customer represents and warrants that the Supply Agreement is in full force and effect and is enforceable in accordance with its terms, and that Customer is not in default thereunder. Customer further represents and warrants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

     6. Notwithstanding the foregoing, it is understood and agreed, that until a default shall have occurred under the Lease, all rights and claims under any guaranty or warranty, express or implied, with respect to the Equipment or any item of Equipment, shall be enforced by Customer, subject to the terms of the Lease, for its account and benefit and at its sole cost and expense either in its own name or in the name of Assignee provided, however, that no action shall be brought in Assignee's name without Assignee's written consent, and in any event Customer agrees to indemnify Assignee against and save it harmless from all costs and expenses arising out of any action or proceedings which Customer may bring against Vendor. Customer agrees to preserve and protect the Assignee's rights under any warranty, covenant or representation made by the Vendor with respect to the Equipment, and Customer warrants that Customer will not take any action which will impair such rights of the Assignee, and covenants to act solely in compliance with any restrictions and requirements prerequisite to the continued existence, enforcement, validity and maintenance of any warranty, covenant or representation.

     7. Customer agrees that it will not modify or amend the Supply Agreement without the prior written consent of Assignee.

     8. The execution of this Assignment by Customer and the acceptance thereof by Assignee shall not constitute a commitment by Assignee to enter into the Lease or to lease the Equipment or any item of Equipment to Customer unless and until a duly authorized officer of Assignee shall have executed and accepted the Lease and returned an executed copy thereof to Customer. Assignee's obligation to lease the Equipment or any item of Equipment to Customer is subject to the further conditions that Customer

STI Assignment of Purchase Order
Page 3 of 4

shall not be in default under any of the terms of conditions of the Lease; that there shall have been no material adverse change in the business or financial condition of Customer; and that all matters incident to the transactions contemplated by the Lease are satisfactory to Assignee's counsel. Notwithstanding any execution and acceptance of the Lease by Assignee, Assignee shall not be responsible for Vendor's failure to honor this Assignment or to accept the Supply Agreement or to deliver the Equipment or any item of Equipment in accordance with the terms thereof.

     9. Nothing contained herein shall: (a) subject the Vendor to any liability to which it would not otherwise be subject under the Supply Agreement; (b) modify in any respect the contract rights of the Vendor under the Supply Agreement, except as provided in the Consent Agreement hereto; or (c) require the Vendor to divest itself of title to or possession of the Equipment until delivery thereof and payment therefor as provided therein.

     10. Assignee hereby accepts the assignment herein contained. Assignee agrees, solely for the benefit of Customer, to purchase the Equipment from the Vendor and to take that title to the Equipment and this Assignment, provided, however, that Assignee shall not be obligated to pay for any item of Equipment until Assignee accepts a Certificate of Acceptance of Equipment from Customer, as provided for herein.

     11. Vendor hereby assigns, transfers, and conveys to Assignee the security interest in the Equipment granted to Vendor pursuant to the Supply Agreement. Vendor, Assignee, and Customer agree to take all reasonable actions necessary to memorialize such assignment, transfer, or conveyance. All fees, charges, or taxes required to be paid by Assignee to record the security interest assigned herein shall be paid by Customer upon invoice.

     12. THIS ASSIGNMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, and may be modified only by a written amendment signed by all parties. Any action or claim to enforce the provisions of this Assignment may be brought in the appropriate state or federal district court in the State of Texas. The Lessee irrevocably consents to service of process in accordance with the provisions of the laws of the State of Texas.





 ASSIGNEE:                             CUSTOMER:

 DSC FINANCE CORPORATION               STAR VENDING INC. d.b.a.

                                       STAR TELECOMMUNICATIONS INC.

X                                      X       /s/ MARY CASEY
  --------------------------------       --------------------------------
By:                                    By:     Mary Casey     4-29-96
   -------------------------------        -------------------------------
Title:                                 Title:  President
      ----------------------------            ---------------------------

STI Assignment of Purchase Order
Page 4 of 4


Attachment--Consent and Agreement of DSC Marketing Services, Inc.

                        CONSENT AND AGREEMENT ATTACHED TO
               ASSIGNMENT OF PURCHASE ORDER AND SECURITY INTEREST


     The undersigned, DSC Marketing Services, Inc. (the "Vendor"), hereby acknowledged notice of and consents to all of the terms of the attached Assignment of Purchase Order and Security Interest (the "Assignment") and hereby confirms to the Assignee that:

     (1) the Assignee shall not be liable for any of the obligations or duties of the Customer to Vendor under the Supply Agreement or Order, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Assignee owing to Vendor except for the obligations of the Assignee to pay for the Items of Equipment in accordance with the terms of the Supply Agreement, the Order and the Assignment in the event that the undersigned acknowledges that payment for any such item of Equipment shall be due on the date set forth in the Assignment;

     (2) Vendor hereby represents and warrants that the Supply Agreement, the Order and this Consent and Agreement, constitute binding obligations of Vendor, in each case enforceable against Vendor in accordance with its terms; and

     (3) by consenting to the terms of the Assignment, Vendor does not intend to modify its rights and obligations under the Supply Agreement or Order.



     DSC MARKETING SERVICES, INC.



     X
         -------------------------------

     By:
         -------------------------------

     Title:
            ----------------------------

                                 EQUIPMENT LEASE


     EQUIPMENT LEASE (this "Lease"), made as of the 1st day of January, 1996 by and between DSC FINANCE CORPORATION, a Delaware corporation, with offices at 1000 Coit Road, Plano, Collin County, Texas, 75075 (the "Lessor") and STAR VENDING INC. d.b.a. STAR TELECOMMUNICATIONS INC., a Nevada corporation with a principal place of business at 740 State Street, Suite 202, Santa Barbara, CA 93101 (the "Lessee"). In consideration of the mutual promises herein contained, the parties hereto agree as follows:

                               ARTICLE 1 - LEASE

     1.01 The Lessor hereby leases and lets to the Lessee and the Lessee hereby leases and hires from the Lessor, property (collectively, the "Equipment" and, individually, an "Item of Equipment") described in the schedules now or hereafter executed and delivered by the parties and made a part hereof (collectively, the "Schedules" and, individually, a "Schedule"). The Items of Equipment now subject to this Lease are described in Schedules A and A-1 attached hereto and made a part hereof and shall be further described in Schedules B and B-1 or further consecutive alphabetic identification.

                                ARTICLE 2 - TERM

     2.01 The lease term for each Item of Equipment ("Lease Term") is defined and shall commence upon the First Periodic Rent Payment Date as set forth in the applicable Schedule and shall expire on the Lease Expiration Date as set forth in the applicable Schedule unless earlier terminated, renewed, or extended and such Items of Equipment returned, all according to the terms of this Lease and the applicable Schedule. The Lessee will signify its receipt of the applicable Item of Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule A-1 attached to Schedule A made a part hereof. The Lessee's execution and delivery to the Lessor of the Certificate of Acceptance with respect to each Item of Equipment shall conclusively establish as between the Lessor and the Lessee that such Item of Equipment has been shipped to and received by the Lessee under the Lease, notwithstanding any defect with respect to design, manufacture, condition or in any other respect. Lessee shall not unreasonably delay acceptance of the Equipment.

                                ARTICLE 3 - RENT

     3.01 AMOUNT. The rent of any and every Item of Equipment shall be the amount designated in the applicable Schedule. The Lessee shall pay said rent monthly, in the amounts and at the time set forth in the applicable Schedule, to the Lessor at the address indicated above, or to such other person or at such other place as the Lessor may from time to time designate.

     3.02 DEFAULT. If the Lessee with regard to any Item or Items of Equipment fails to pay any rent or other amount herein provided within five (5) days after the same is due and payable, or if any

STI Equipment Lease
Page 2 of 11

execution or any other writ of process shall be issued in any action or proceeding against the Lessee whereby any Item of Equipment may be seized, taken, or distrained or if a proceeding in bankruptcy, receivership, or insolvency shall be instituted by or against the Lessee, any guarantor of Lessee's obligations hereunder ("Guarantor") or their respective property, or if the Lessee or any Guarantor shall enter into any arrangement or composition with their respective creditors, or if Lessee, with regard to any Item or Items of Equipment, fails to observe, keep, or perform any other provisions of this Lease required to be observed, kept, or performed by the Lessee, or if any Guarantor fails to observe, keep, or perform any provision of its Guaranty required to be observed, kept, or performed by said Guarantor, the Lessor shall, if such default shall continue for five (5) days after written notice thereof, have the right to exercise any one or more of the following remedies:

     (1) To declare the entire amount of rent hereunder immediately due and payable as to any or all Items of Equipment shipped to and received by Lessee, without notice or demand to the Lessee;

     (2) To sue for and recover all rents and other payments then accrued or thereafter accruing, with respect to any or all Items of Equipment;

     (3) To take possession of any or all Items of Equipment, after notice to Lessee, wherever the same may be located, without any court order or other process of law. After having taken possession of any such Item of Equipment, the Lessor, at its option, shall have the right to, and may retain, sell, lease, or otherwise dispose of any such Item of Equipment. The Lessee hereby waives any and all damages occasioned by such taking of possession or other actions which the Lessor is allowed hereunder. Any said taking of possession shall not constitute a termination of this Lease as to any or all Items of Equipment unless the Lessor expressly so notifies the Lessee in writing;

     (4)  To terminate this Lease as to any or all items of Equipment; or

     (5)  To pursue any other remedy at law or in equity.

     Notwithstanding any said repossession, or any other action which the Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations to be performed by the Lessee under this Lease.

     All such remedies are cumulative, and may be exercised concurrently or separately.

     3.03 INTEREST. If the Lessee fails to pay any part of the rent herein reserved or any other sum required by the Lessee to be paid to the Lessor within five (5) days after the due date thereof, the Lessee shall pay to the Lessor interest on such delinquent payment from the due date thereof until paid at the rate of eighteen percent (18%) per annum or the highest rate allowed by applicable law, whichever is less.

STI Equipment Lease
Page 3 of 11



     3.04 OFFSET. This Lease is a net lease. The Lessee's obligations to pay rent and all other amounts payable by it hereunder, as well as its obligations to perform or observe, as the case may be, its other agreements hereunder are absolute and unconditional and are not and shall not be subject to any abatement, reduction, offset, setoff, counterclaim, recoupment, defense, deferment, or interruption for any reason whatsoever. Except as expressly provided herein, this Lease shall not terminate, nor shall the Lessee's obligations hereunder be affected, by reason of any defect in, damage to, or loss of any Item of Equipment, the failure of the manufacturer of any Item of Equipment to perform on its warranties or any one of them, the prohibition of or interference with the Lessee's use thereof by any person, corporation, or governmental authority, the invalidity or unenforceability or lack of due authorization of this Lease, or for any other cause whether similar or dissimilar to the foregoing, it being the express intention of the Lessor and the Lessee that all rent payable by the Lessee hereunder shall be, and continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

                                ARTICLE 4 - USE

     4.01 MANNER OF USE. The Lessee shall at all times use the Equipment in a careful and proper manner in conformity with the manufacturer's specifications thereof and shall comply with all laws, ordinances, and regulations and all conditions of insurance required hereby which relate in any way to the possession, use, or maintenance of the Equipment. Nothing herein contained shall be construed to deny the fact that the Equipment is, and shall at all times be and remain the sole and exclusive property of the Lessor as agreed in Article
11.01 hereof.

     4.02 MARKINGS. If at any time during the term of this Lease, the Lessor supplies the Lessee with labels, plates, or other markings stating that the Equipment is owned by the Lessor, the Lessee shall affix and keep the same in a prominent place on the Equipment.

                             ARTICLE 5 - INSPECTION

     5.01 The Lessor shall, at any and all times during business hours, have the right to enter into and on the premises where the Item of Equipment may be located for the purpose of inspecting the same; observing its use or for any other purpose including the enforcement of Lessor's rights hereunder in the event of a default by Lessee or any Guarantor. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any Item of Equipment and shall, whenever requested by the Lessor, advise the Lessor of the exact location of each Item of Equipment. Notwithstanding the foregoing, Lessee shall not remove any Item of Equipment from its original installation site without the prior written approval of Lessor, which may be withheld or granted by Lessor in its sole discretion.

                      ARTICLE 6 - ALTERATIONS AND REPAIRS

STI Equipment Lease
Page 3 of 11


     6.01 ALTERATIONS. Without the prior written consent of the Lessor, the Lessee shall not make any alterations, additions, or improvements to the Equipment. All additions and improvements of whatsoever kind of nature made to the Equipment shall belong to and become the property of the Lessor on the termination of the Lease.

     6.02 REPAIRS. Lessee, at its own cost and expense, shall keep the Item of Equipment in good repair, condition, and working order and shall furnish any and all parts, mechanisms and devices and services required to keep the Item of Equipment in good repair, condition, and working order.

                          ARTICLE 7 - LOSS AND DAMAGE

     7.01 RISK OF LOSS AND DAMAGE. The Lessee hereby assumes and shall bear the entire risk of loss and damage, and destruction to each Item of Equipment from any and every cause from and after date of shipment of the Equipment to its final location and thereafter until such Item of Equipment has been returned to Lessor, as herein provided. No loss, damage, or destruction to any Item of Equipment or any part thereof shall impair any obligation of the Lessee under this lease which shall continue in full force and effect, including, but not limited to, the obligation to pay the monthly rental hereunder.

     7.02 DUTIES OF LESSEE. In the event of loss or damage of any kind (but not beyond economical repair) to any Item of Equipment during the Lease Term and thereafter until such Item of Equipment has been returned to Lessor, as herein provided, the Lessee, at the option of the Lessor but at the sole cost and expense of Lessee, shall:

     (1)  Place the same in good repair, condition, and working order; or,

     (2) Replace the same with like Item of Equipment in good repair, condition, and working order.

     7.03 STIPULATED LOSS VALUE. If any Item of Equipment is lost, stolen, destroyed, requisitioned by any governmental authority, or damaged beyond repair, the Lessee shall pay the Lessor therefor in cash the Stipulated Loss Value for such Item of Equipment as set forth in the applicable Schedule hereto. On such payment, this Lease shall terminate with respect to such Item of Equipment so paid for and the Lessee thereupon shall receive title to such Item of Equipment "as-is", "where-is", and "with all faults" without warranty, express or implied, with respect to any matter whatsoever.

                        ARTICLE 8 - INSURANCE AND TAXES

STI Equipment Lease
Page 5 of 11


     8.01 INSURANCE. The Lessee shall keep each Item of Equipment insured against all risk of loss or damage from every cause whatsoever by public liability and property damage insurance policies covering each Item of Equipment in form and amount and with companies approved by the Lessor and shall name Lessor, Lessee, and Lessor's assignees as loss payees, as their interests may appear. The Lessee shall pay the premiums therefor, at its sole cost and expense, and shall deliver to the Lessor evidence of such policies satisfactory to the Lessor. Each insurer shall agree, by endorsement on the policy issued by it or by independent instrument furnished to the Lessor, that it will give the Lessor thirty (30) days notice before the policy in question shall be altered or canceled. The proceeds of such insurance, at the option of the Lessor, shall be applied:



     (1) Toward the replacement, restoration, or repair of such Item of Equipment; or

     (2)  Toward payment of the Lessee's obligations hereunder.

     The Lessee hereby appoints the Lessor as the Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policy. At the Lessor's request, the Lessee shall furnish the Lessor with evidence reasonably satisfactory to the Lessor that the insurance coverage required hereby is in effect.

     8.02 TAXES. The Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes which may now or hereafter be imposed on the ownership, leasing, renting, sale, possession, or use of the Equipment, excluding, however, all taxes on or measured by the Lessor's income. When requested by Lessor, Lessee shall provide to Lessor evidence of any payment required to be made by Lessee hereunder.

     8.03 LESSOR'S PAYMENT. In case of failure of the Lessee to procure or maintain said insurance or to pay said fees, assessments, charges and taxes, as herein before specified, the Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments, charges, and taxes, as the case may be. In that event, the cost thereof shall be repayable to the Lessor with the next installation of rent, and failure to repay the same shall carry with it the same consequences, including interest at eighteen percent (18%) per annum (or the highest rate allowed by applicable law, whichever is less) as failure to pay any installment of rent.

                             ARTICLE 9 - WARRANTIES

     9.01 LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE (INCLUDING, BUT NOT LIMITED TO, LOST REVENUES OR LOST PROFITS) CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY, OR CONSEQUENTLY BY THE EQUIPMENT OR ANY ITEM OF EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, OR BY ANY INCIDENT, WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY,

STI Equipment Lease
Page 6 of 11

NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS LEASE. THE LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THOSE OF MERCHANTABILITY, DURABILITY, CONDITION, AND FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME. FURTHER, THE LESSEE CONFIRMS THAT IT DECIDED TO LEASE THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIVES, OR WARRANTIES MADE BY THE LESSOR, AND THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT. As to each Item of Equipment, Lessor hereby assigns to Lessee, without recourse, during the term hereof all applicable manufacturer's warranties which by their terms are so assignable. The Lessee shall take all reasonable action to enforce such warranties to the extent so assigned. All claims or actions on any warranty so assigned shall be made and prosecuted by the Lessee at its sole expense, and the Lessor shall have no obligation to claim any warranty. The Lessee shall keep the Lessor informed of any such claim or action by the Lessee, and any recovery under such warranty shall be payable jointly to the Lessor and the Lessee, as their interests may appear. All proceeds of such recovery shall be used to repair or replace the Equipment.

                         ARTICLE 10 - PERSONAL PROPERTY

     10.01 The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any part thereof may be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon, or attached in any manner to that which is permanent as by means of cement, plaster, nails, screws, or otherwise. If requested by the Lessor, the Lessee shall obtain, prior to delivery of any Item of Equipment, a certificate in form satisfactory to the Lessor from each party having an interest in the real property where any Item of Equipment may be located, waiving any claim with respect to such Item of Equipment. Lessee agrees to execute and file Uniform Commercial Code financing statements and any and all other instruments necessary to perfect the Lessor's or such other person's interest in any or all of this Lease, any Schedule, the payments due hereunder and the Equipment. Lessor may file a copy of this Lease, as well as any Schedule, as a financing statement.

                     ARTICLE 11 - OWNERSHIP AND ASSIGNMENT

     11.01 OWNERSHIP. The Equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor. The Lessee shall have no right, title, or interest therein, except as expressly set forth in this Lease. Lessee will execute and deliver to Lessor documentation reasonably requested by Lessor confirming Lessor's ownership interest in the Equipment

     11.02 ASSIGNMENT. Without the prior written consent of the Lessor, the Lessee shall not:

STI Equipment Lease
Page 7 of 11


     (1) Assign, transfer, pledge, or hypothecate this Lease, the Equipment or any Item of Equipment, or any interest in it; or,


     (2) Sublet or lend the Equipment or any Item of Equipment, or permit the Equipment or any item of Equipment to be used by anyone other than the Lessee or the Lessee's employees.


     11.03 LESSOR'S ASSIGNMENT. It is understood that the Lessor contemplates assigning this Lease or mortgaging the Equipment or any Item of Equipment, and that any assignee of Lessor may assign it. All rights of the Lessor under this Lease may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, with written notice to the Lessee. If the Lessor assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by the Lessor hereunder or pursuant to any other agreement between the Lessor or Lessee, should there be one, shall excuse performance by the Lessee of any provision hereunder. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by the Lessor under the terms of this Lease; provided, however, that no such assignment shall impair or diminish Lessor's obligations hereunder. The Lessee hereby consents to any such documentation as the Lessor or any such assignee may require and to furnish to any such assignee copies of any notices given by the Lessee under this Lease or any Schedule.

                             ARTICLE 12 - INDEMNITY

     12.01 The Lessee shall indemnify the Lessor against, and shall hold the Lessor harmless from, any and all claims, actions, suits, proceeding, costs, expenses, damages, and liabilities, including attorney's fees, arising out of, connected with, or resulting from the Equipment, any Item of Equipment, or this Lease, including without limitation, the selection, delivery, possession, use, operation, or return of the Equipment and any Item of Equipment. The indemnities and assumptions of liability provided in this Lease, including this Article 12, shall continue in full force and effect notwithstanding the termination of this Lease or any Schedule, whether by expiration of time, by operation of law, or otherwise. If Lessor advised Lessee in good faith that an important general interest of Lessor is involved in any claim, Lessor may control any defense or settlement without diminution of Lessee's obligations hereunder.

                          ARTICLE 13 - PURCHASE OPTION

     13.01 On the Lease Expiration Date as to each and every Item of Equipment, all rents theretofore due and payable having been paid in full and Lessee having performed all of its other obligations hereunder, the Lessee shall have the option to purchase such Item of the Equipment on "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" basis without warranty by Lessor, for ONE DOLLAR ($1.00). In connection with any sale of any such Item of Equipment and the bill of sale corresponding thereto shall expressly state, that such Item of Equipment is sold "as-is", "where-is" and "with all faults", and Lessor shall make no express or implied warranties of any kind, including those

STI Equipment Lease
Page 8 of 11

of merchantability, durability, condition, and fitness for a particular purpose or use and the bill of sale shall expressly disclaim the same. Upon this purchase, the Lessor will duly execute and deliver to the Lessee all documents necessary and proper to effect transfer of ownership of such Item of Equipment to the Lessee, free and clear of all encumbrances, security interest, and liens (other than encumbrances, security interests, or liens suffered or permitted by the Lessee to become effective thereon), upon payment by the Lessee of the purchase price and thereupon this Lease shall terminate as to such Equipment and no further rents shall become due in respect to such Item of Equipment so purchased by Lessee.

                        ARTICLE 14 - RETURN OF EQUIPMENT

     14.01 Upon termination of this Lease with respect to any Item of Equipment, the Lessee shall return such Item of Equipment to such location in the continental United States as the Lessor shall specify, unless the Lessee shall have purchased such Item of Equipment and shall have paid all amounts due in connection therewith as provided herein. Upon such return, such Item of Equipment shall be in good order and condition, ordinary wear and tear expected, shall be certified for manufacturer's maintenance and shall be free and clear of all liens and encumbrances. Notwithstanding any other provision contained herein, until such Item of Equipment is placed on board the carrier destined for the location specified by the Lessor all of the provisions of this Lease with respect thereto shall continue in full force and effect. The Lessee shall pay all costs and expenses in connection with or incidental to the return of each Item of Equipment, including, without limitation, the cost of removing, assembling, packing, insuring, and transporting the same.

              ARTICLE 15 - LESSEE'S REPRESENTATIONS AND WARRANTIES

     15.01 The Lessee represents and warrants to and agrees with Lessor that:
(1) the Lessee is and (except as expressly permitted here in below) shall continue to be a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation, is duly organized and validly existing in good standing under the laws of the state of its incorporation, is duly qualified and in good standing in all other jurisdictions in which Equipment may be located, and is not exempt from United States income taxation; (2) the Lessee's execution, delivery, and performance of this Lease, each Schedule, and the other documents herein contemplated have been (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will have been) duly authorized by all necessary corporation action, will not result in any breach, default or violation of or under the Lessee's certificate of incorporation or bylaws or any agreement, order, or law by which the Lessee is or may be bound or its property is or may be affected; (3) this Lease as well as each Schedule and the other documents contemplated herein constitute or if the same should be not yet executed and delivered, at the time of such execution and delivery, will constitute) the legal valid, and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms; (4) all financial statements and other information heretofore furnished by the Lessee to the Lessor were when so furnished (or if the same shall be furnished hereafter, when so furnished shall be) true and complete; and (5) upon any consolidation or merger of the Lessee with or into any other corporation(s) or upon any sale or conveyance of substantially all of the property of the Lessee to any other person or

STI Equipment Lease
Page 9 of 11

entity, the Lessee will cause the due and punctual performance and observance of all covenants and obligations of the Lessee hereunder to be assumed by the surviving corporation or by the person or entity which shall have acquired such property . The foregoing representations, warranties, and agreements shall remain in effect throughout the term of this Lease.

                        ARTICLE 16 - GENERAL PROVISIONS

     16.01 LESSOR'S EXPENSES. In the event of litigation by either party against the other to enforce its rights hereunder, the prevailing party shall be entitled to all reasonable costs and expenses including reasonable attorney's fees.

     16.02 INFORMATION. Lessee agrees to furnish to the Lessor: (i) copies of annual financial statements, including a copy of the balance sheet and profit and loss statement of the Lessee certified to by an authorized financial officer of the Lessee; and (ii) such additional information as the Lessor or any assignee may reasonably request concerning the Lease in order to enable the Lessor or assignee to determine whether the covenants, terms, and provisions of the Lease have been complied with by the Lessee.

     16.03 CONCURRENT REMEDIES. No right or remedy herein conferred on or reserved to the Lessor is exclusive of any right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statue or otherwise, any may be enforced concurrently therewith or from time to time.

     16.04 NONWAIVER. No covenant or condition of this Lease may be waived except by the written consent of the Lessor. Forbearance or indulgence by the Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the Lessee to which the same may apply, and, until complete performance by the Lessee of any covenant or condition , the Lessor shall be entitled to invoke any remedy available to the Lessor under this Lease or by law or in equity despite any forbearance or indulgence.

     16.05 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the Lessor and the Lessee and supersedes any prior understanding or written or oral agreements between the parties respecting the within subject matter. It shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.

     16.06 NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address hereinabove set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed, and with postage prepaid.

     16.07 TIME. Time is of the essence with reference to payment in this Lease, and in each and all of its provisions.

STI Equipment Lease
Page 10 of 11


     16.08 PARTIES BOUND. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Lease. As used herein, the term "Lessor" shall include all assignees of the Lessor.

     16.09 LEGAL CONSTRUCTION. If any one or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Lessee hereby expressly and irrevocably agrees that Lessor may bring any action or claim to enforce the provisions of this Lease in the State of Texas, and the Lessee hereby irrevocably consents to personal jurisdiction in the appropriate State of Texas or Federal District Court therein. Lease hereby further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Texas.

     16.10 POWER OF ATTORNEY. The Lease hereby irrevocably constitutes and appoints Lessor and any officer or agent thereof, with full power of substitution and resubstitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this Lease, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Lease. The powers conferred on the Lessor under this paragraph are solely to protect its interest in the Equipment or any Item of Equipment and shall not impose any duty upon Lessor to exercise any such powers. The Lessor shall be accountable only for its acts and for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, or agents shall be responsible to the Lease for any act or failure to act.


     16.11 FURTHER ASSURANCES. The Lessee will, at its own expense, promptly and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights, interests, and remedies created or intended to be created in favor of the Lessor hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


LESSEE:                                             LESSOR:

STAR VENDING INC. d.b.a.
STAR TELECOMMUNICATIONS INC.                        DSC FINANCE CORPORATION

STI Equipment Lease
Page 11 of 11




x        /s/ Mary Casey                        x
    ---------------------------------------       ------------------------------
By:      Mary Casey                            By:
    ---------------------------------------       ------------------------------

Its:     President                             Its:
     --------------------------------------         ----------------------------

                                   SCHEDULE B

     This Schedule B is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1996, between DSC FINANCE CORPORATION, as Lessor, and STAR TELECOMMUNICATIONS INC., as Lessee.

     1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee hereby leases and hires from Lessor, the Items of Equipment described below:

                               Items of Equipment

     ACS 4/3/1 equipment plus peripheral equipment and software licenses as listed on Lessee's Purchase Order Number 0341 dated March 1, 1996.


     2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below, the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.

                   Lease Rate Factor and Related Information

Periodic Lease Rate Factor:                                          0.02202421

Implicit Interest Rate:                                                    12.0%

Manufacturer's Invoice Cost:                                      $  228,164.00
     Less: 10% Down Payment:                                          22,816.40
                                                                  -------------
Net Manufacturer's Invoice Cost:                                  $  205,347.60

Periodic Lease Payment (Monthly Rent):                            $    4,522.62


                                 Relevant Dates

     First Periodic Rent Payment Date: September 1, 1996, in advance.

     Periodic Rent Payment Date:    The first day of each month consecutively
                                    following the First Periodic Rent Payment
                                    Date.

     Last Periodic Rent Payment Date:  August 1, 2001.

     Lease Expiration Date:  The Lease Expiration Date shall be August 31, 2001.


     3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of twelve percent (12.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard 17BII business calculator.

     4. Acceptance. The Lessee will signify its acceptance of the Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule B-1 hereto.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this ____ day of _____________, 199 ______.



LESSEE:                                                  LESSOR:

STAR TELECOMMUNICATIONS INC.           DSC FINANCE CORPORATION


X                                       X
    --------------------------------         ----------------------------------

By:                                     By:
    --------------------------------         ----------------------------------

Its:                                    Its:
    --------------------------------         ----------------------------------

PV   =  $203,347,60     PMT = $4,922.62                 9 1 1996 START DATE
DNT  =        12.0%
N    =           40


             DATE                                                            DATE
PMT    ----------------                                          PMT    ----------------
 NO    MO    DA     YR    INTEREST    PRINCIPAL    BALANCE        NO    MO    DA     YR    INTEREST    PRINCIPAL      BALANCE
---    --    --    ----   ----------  ----------   -----------    --    --    --    ----   ----------  ------------   ----------
 1      9     1    1996        $8.00   $4,322.02   $700,824.01    37     9     1    1999      $960.74     $3,541.86   $92,213.84
 2     10     1    1996    $2,008.25   $2,514.37   $193,000.61    38    18     1    1999      $925.14     $3,597.48   $88,816.41
 3     11     1    1996    $7,983.11   $2,339.51   $193,771.10    37    11     1    1999      $889.17     $5,635.45   $85,282.95
 4     12     1    1996    $1,957.71   $2,864.93   $193,206.20    40    12     1    1999      $852.83     $3,449.79   $81,613.16
 5      1     1    1997    $1,982.07   $9,590.55   $190,615.64    41     1     1    2000      $814.13     $3,706.49   $77,906.48
 6      2     1    1997    $1,906.16   $2,616.66   $187,999.18    42     2     1    2000      $779.07     $3,743.33   $74,863.13
 7      3     1    1997    $1,880.00   $2,842.62   $185,554.54    43     3     1    2000      $741.63     $3,780.99   $70,862.14
 8      4     1    1997    $1,855.57   $2,669.05   $182,687.51    44     4     1    2000      $701.47     $3,818.80   $60,345.34
 9      5     1    1997    $1,826.88   $2,095.74   $139,901.77    45     5     1    2000      $665.63     $3,854.99   $47,700.30
10      6     1    1997    $1,789.82   $2,722.70   $137,289.97    46     6     1    2000      $627.06     $3,947.54   $58,810.34
11      7     1    1997    $1,772.69   $2,749.93   $174,519.14    47     7     1    2000      $588.11     $3,934.31   $54,876.29
12      8     1    1997    $1,745.19   $2,737.43   $171,741.72    48     8     1    2000      $548.74     $9,973.80   $50,902.48
                          ----------  ----------                                           ----------   -----------
                          $20,605.30  $19,619.88                                            $9,098.13    $45,173.31

13      9     1    1997    $1,717.43   $2,895.20   $165,536.52    49     9     1    2000      $309.03     $4,013.59   $46,888.84
14     10     1    1997    $1,689.37   $2,823.24   $144,103.27    50    10     1    2000      $468.89     $4,053.75   $47,835.11
15     11     1    1997    $1,601.06   $2,863.54   $163,241.68    51    11     1    2000      $428.35     $4,094.27   $38,740.84
16     12     1    1997    $1,632.42   $2,390.70   $160,351.48    52    12     1    2000      $387.41     $4,135.21   $34,605.63
17      1     1    1998    $1,603.52   $2,919.10   $157,432.38    53     1     1    2001      $344.85     $4,176.54   $30,429.07
18      2     1    1998    $1,574.33   $2,948.29   $154,484.00    54     2     1    2001      $304.29     $4,218.33   $26,210.94
19      3     1    1998    $1,564.83   $2,977.78   $151,506.51    55     3     1    2001      $242.11     $4,260.11   $21,950.22
20      4     1    1998    $1,515.07   $3,007.55   $148,498.74    56     4     1    2001      $219.50     $4,303.12   $17,647.11
21      5     1    1998    $1,484.99   $3,037.43   $145,461.13    57     5     1    2001      $176.47     $4,346.15   $15,300.95
22      6     1    1998    $1,450.01   $3,068.01   $142,273.12    58     6     1    2001      $133.01     $4,389.01    $8,911.35
23      7     1    1998    $1,423.93   $3,004.49   $139,284.43    59     7     1    2001       $59.17     $4,478.81    $4,477.84
24      8     1    1998    $1,392.93   $3,129.07   $114,164.76    60     8     1    2001       $44.78     $4,477.84        $0.00
                          ----------  ----------                                           ----------   -----------
                          $18,494.48  $35,370.90                                            $3,309.01    $50,902.43

25      9     1    1998    $1,363.85   $3,160.97   $235,003.79     0     0     0       0        $0.00         $0.00        $0.00
26     10     1    1998    $1,339.04   $4,192.58   $129,811.21     0     0     0       0        $0.00         $0.00        $0.00
27     11     1    1998    $1,298.11   $3,324.51   $124,586.71     0     0     0       0        $0.00         $0.00        $0.00
28     12     1    1998    $1,265.87   $3,234.73   $133,379.04     0     0     0       0        $0.00         $0.00        $0.00
29      1     1    1999    $1,233.30   $3,289.12   $120,040.64     0     0     0       0        $0.00         $0.00        $0.00
30      2     1    1999    $1,200.41   $3,322.21   $116,718.01     0     0     0       0        $0.00         $0.00        $0.00
31      3     1    1999    $1,187.10   $3,355.43   $113,302.99     0     0     0       0        $0.00         $0.00        $0.00
32      4     1    1999    $1,179.65   $3,300.99   $109,974.00     0     0     0       0        $0.00         $0.00        $0.00
33      5     1    1999    $1,079.74   $3,423.88   $106,551.13     0     0     0       0        $0.00         $0.00        $0.00
34      6     1    1999    $1,045.51   $3,491.66    $99,102.34     0     0     0       0        $0.00         $0.00        $0.00
35      7     1    1999    $1,030.94   $3,491.68    $90,479.73     0     0     0       0        $0.00         $0.00        $0.00
                          ----------  ----------                                           ----------   -----------
                          $14,182.43  $40,089.01                                                $0.00         $0.00

                                                                           GRAND TOTALS    $66,009.60   $205,347.60
                                                                                           ==========   ===========

                                   SCHEDULE C



         This Schedule C is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1996, between DSC FINANCE CORPORATION, as Lessor, and STAR TELECOMMUNICATIONS INC., as Lessee.

         1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee hereby leases and hires from Lessor, the Items of Equipment described below:


                               Items of Equipment

         One (1) DS-3 PAMX Shelf, Four (4) DS-3 Plugs, One (1) Interface Bay, One DS-1 Shelf, One hundred twelve (112) DS-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 563 dated June 6, 1996; One (1) DSC DEX CSIS system wired for 84 DS-1s and equipped with 30 DS-1s, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 612 dated June 28, 1996; One (1) DS-3 HAMX Shelf, Two (2) DS-3 Plugs, Eight (8) E-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 615 dated July 8, 1996.

              2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                    Lease Rate Factor and Related Information


     Periodic Lease Rate Factor:                                0.02202421

     Implicit Interest Rate:                                          12.0%

     Manufacturer's Invoice Cost:                             $ 143,436.25
          Less:  10% Down Payment                                14,343.63
                                                              ------------
     Net Manufacturer's Invoice Cost:                         $ 129,092.62

     Periodic Lease Payment (Monthly Rent):                   $   2,843.16



                                 Relevant Dates

     First Periodic Rent Payment Date: November 1, 1996, in advance

     Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic

                               Rent Payment Date.

     Last Periodic Rent Payment Date:  October 1, 2001.

     Lease Expiration Date:  The Lease Expiration Date shall be October 31,
                             2001.

         3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of twelve percent (12.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard 17BII business calculator.

         4. Acceptance. The Lessee will signify its acceptance of the Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule C-1 hereto.

         IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 11 day of September, 1996


LESSEE:                                    LESSOR:

STAR TELECOMMUNICATIONS INC.               DSC FINANCE CORPORATION

X      /s/  Mary Casey                     X     /s/ Lieschen C. Bibby
    ---------------------------------          ---------------------------------

By:   Mary Casey                           By:     Lieschen C. Bibby
    ---------------------------------          ---------------------------------

Its:  President                            Its:    Director - Finance
    ---------------------------------          ---------------------------------

                                  SCHEDULE C-1

             CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE C


To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas  75075


I,____________________________a duly authorized inspector and authorized representative of Star Telecommunications Inc. (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1996, between Lessor and Lessee, the Equipment described in Schedule C attached to such Equipment Lease. Such Equipment is described as follows:


                               Items of Equipment

One (1) DS-3 PAMX Shelf, Four (4) DS-3 Plugs, One (1) Interface Bay, One DS-1 Shelf, One hundred twelve (112) DS-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 563 dated June 6, 1996; One (1) DSC DEX CS1S system wired for 84 DS-1s and equipped with 30 DS-1s, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 612 dated June 28, 1996; One (1) DS-3 HAMX Shelf, Two (2) DS-3 Plugs, Eight (8) E-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 615 dated July 8, 1996.

         - INSTALLATION SITE (Address):     Suite 1111
                                            624 S. Grant
                                            Los Angeles, CA 90017

         - PLACE ACCEPTED (Address)         Same

         - DATE ACCEPTED:                   9 - 11 - 96

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


     9 - 11 - 96                                    /s/
----------------------                        ----------------------------------
        Date                                        Inspector and Authorized
                                                    Representative of Lessee

                                   SCHEDULE D

         This Schedule D is attached to and made a part of the Equipment Lease (the "Lease") dated the 1st day of January, 1996, between DSC FINANCE CORPORATION, as Lessor, and STAR TELECOMMUNICATIONS INC., as Lessee.

         1. Equipment. The Lessor hereby leases and lets to the Lessee, and Lessee hereby leases and hires from Lessor, the Items of Equipment described below:


                               Items of Equipment

         One hundred twelve (112) DS-1 Plugs and Four (4) DS-3 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 584 dated June 12, 1996; One (1) DS-3 HAMX Shelf, One (1) DS-3 Plug, Four (4) E-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 615 dated July 8, 1996.

         2. Lease Payments. The Lessee agrees to pay the Lessor monthly rent, in advance and otherwise in accordance with the Lease and this schedule, for the Items of Equipment described above, an amount equal to the Periodic Lease Rate Factor, as set forth below, multiplied by the Net Manufacturer's Invoice Cost of such equipment, as set forth below; the first of which monthly rent payments shall be due and payable on the First Periodic Rent Payment Date, as set forth below, and continuously thereafter such monthly rent payments shall be due and payable on each Periodic Rent Payment Date, as set forth below, until the Last Periodic Rent Payment Date, as set forth below. The Lease Expiration Date shall be as set forth below.


                    Lease Rate Factor and Related Information

         Periodic Lease Rate Factor:                        0.02202421

         Implicit Interest Rate:                                  12.0%

         Manufacturer's Invoice Cost:                     $  54,920.00
              Less:  10% Down Payment                         5,492.00
                                                          ------------
         Net Manufacturer's  Invoice Cost:                $  49,428.00

         Periodic Lease Payment (Monthly Rent):           $   1,088.61

                                 Relevant Dates

         First Periodic Rent Payment Date: November 1, 1996, in advance.

         Periodic Rent Payment Date: The first day of each month consecutively following the First Periodic Rent Payment Date.

         Last Periodic Rent Payment Date: October 1, 2001.

         Lease Expiration Date: The Lease Expiration Date shall be October 31, 2001.

         3. Stipulated Loss Value. At any date, the Stipulated Loss Value of each Item of Equipment shall be defined as one hundred percent (100%) of the present value (as the term is used in financial calculations) of the remaining monthly lease rental payments as to such Item of Equipment on the last Periodic Lease Payment Date on which rent was paid, calculated at a rate of twelve percent (12.0%) per annum. Any dispute over mechanics of calculation of present value shall be resolved by use of the present value functions of a Hewlett Packard 17BII business calculator.

         4. Acceptance. The Lessee will signify its acceptance of the Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule C-1 hereto.

         IN WITNESS WHEREOF, the Lessor and the Lessee have caused this instrument to be duly executed, on this 11 day of September, 1996


         LESSEE:                            LESSOR:

         STAR TELECOMMUNICATIONS INC.       DSC FINANCE CORPORATION

         X      /s/  Mary Casey             X    /s/ Lieschen C. Bibby
             ----------------------------       -------------------------------

         By:    Mary Casey                  By:  /s/ Lieschen C. Bibby
             ----------------------------       -------------------------------

         Its:    President                  Its:   Director - Finance
             ----------------------------       -------------------------------

                                  SCHEDULE D-1

             CERTIFICATE OF ACCEPTANCE OF EQUIPMENT UNDER SCHEDULE D


To:  DSC Finance Corporation (the "Lessor")
     1000 Coit Road
     Plano, Texas  75075


I,____________________________a duly authorized inspector and authorized representative of Star Telecommunications Inc. (the "Lessee"), do hereby certify that I have accepted delivery on behalf of the Lessee pursuant to the Equipment Lease dated as of January 1, 1996, between Lessor and Lessee, the Equipment described in Schedule D attached to such Equipment Lease. Such Equipment is described as follows:


                               Items of Equipment

One hundred twelve (112) DS-1 Plugs and Four (4) DS-3 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Number 584 dated June 12, 1996; One (1) DS-3 HAMX Shelf, One (1) DS-3 Plugs, Four (4) E-1 Plugs, plus peripheral equipment and software rights as detailed in Lessee's Purchase Order Numer 615 dated July 8, 1996.

         - INSTALLATION SITE (Address):     12th Floor
                                            60 Hudson Street
                                            New York, NY 10013

         - PLACE ACCEPTED (Address)         Same

         - DATE ACCEPTED:                   9 - 11 - 96

The execution of this Certificate will in no way relieve or decrease the responsibility of the manufacturer of the Equipment for any warranties it has made with respect to the Equipment. The undersigned understands that you are relying on the foregoing certification in your purchase of such Equipment, and to induce you to purchase such Equipment, the undersigned agrees to settle all claims, defenses, setoffs, and counterclaims it may have with the manufacturer, distributor, or seller of such Equipment directly therewith and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor, nor seller of such Equipment and have no knowledge or familiarity with it.


       9 - 11 - 96                                /s/
     ---------------                            --------------------------------
          Date                                       Inspector and Authorized
                                                     Representative of Lessee